UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2009

                          FIRST SENTRY BANCSHARES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

        West Virginia                      000-53790              03-0398338
-----------------------------        ---------------------    ------------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


823 Eighth Street, Huntington, West Virginia                      25701
--------------------------------------------                   ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (304) 522-6400
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     By a letter received by First Sentry Bancshares, Inc. (the "Company") on October 2, 2009, Patrick L. Brown informed the Company that due to scheduling conflicts with existing business commitments he would be unable to join the Company's Board of Directors upon completion of the Company's merger with Guaranty Financial Services, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST SENTRY BANCSHARES, INC.



DATE: October 8, 2009               By: /s/ Geoffrey S. Sheils
                                        -------------------------------------
                                        Geoffrey S. Sheils
                                        President and Chief Executive Officer